                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                            TREX MEDICAL CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED OCTOBER 25, 2000

                                       BY

                         TREX MEDICAL ACQUISITION, INC.
                          A WHOLLY-OWNED SUBSIDIARY OF

                          THERMO ELECTRON CORPORATION

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  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
      TIME, ON WEDNESDAY, NOVEMBER 22, 2000, UNLESS THE OFFER IS EXTENDED.
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                        The Depositary for the Offer is:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                 By Mail:                                         By Hand or Overnight Courier:
              59 Maiden Lane                                             59 Maiden Lane
            New York, NY 10038                                         New York, NY 10038
      Attn: Reorganization Department                            Attn: Reorganization Department

                           By Facsimile Transmission:

                                 (718) 234-5001

                             Confirm by Telephone:

                                 (718) 921-8200

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of Shares (as defined below) either if certificates evidencing Shares ("Share Certificates") are to be forwarded herewith or, unless an Agent's Message (as defined in the section of the Offer to Purchase dated October 25, 2000 (the "Offer to Purchase") captioned "The Tender Offer -- Acceptance For Payment And Payment For Shares") is utilized, if delivery of Shares is to be made by book-entry transfer into the account of American Stock Transfer & Trust Company, as Depositary (the "Depositary"), at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the section of the Offer to Purchase captioned "The Tender Offer -- Procedures For Accepting The Offer And Tendering Shares." Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders."

     Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the section of the Offer to Purchase captioned "The Tender Offer -- Terms Of The Offer; Expiration Date"), or who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Shares according to the guaranteed delivery procedures set forth in the section of the Offer to Purchase captioned "The Tender Offer -- Procedures For Accepting The Offer And Tendering Shares." See Instruction 2. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH DTC'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

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                                            DESCRIPTION OF SHARES TENDERED
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                                                                                     SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                    (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY).
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))                   SEE INSTRUCTION 3.
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                                                                                                     TOTAL NUMBER
                                                                                                      OF SHARES
                                                                                    SHARE            REPRESENTED           NUMBER
                                                                                 CERTIFICATE          BY SHARE            OF SHARES
                                                                                  NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
                                                                                 ---------------------------------------------------

                                                                                 ---------------------------------------------------

                                                                                 ---------------------------------------------------

                                                                                 ---------------------------------------------------

                                                                                 ---------------------------------------------------
                                                                                 TOTAL SHARES
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 *  Need not be completed by Book-Entry Stockholders.
 ** Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See
    Instruction 4.
 IF ANY SHARE CERTIFICATES HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 11.
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



[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN
    ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution:______________________________________________

    DTC Account Number:_________________________________________________________

    DTC Transaction Code Number:________________________________________________

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

    Name(s) of Registered Holder(s):____________________________________________

    Window Ticket Number (if any):______________________________________________

    Date of Execution of Notice of Guaranteed Delivery:_________________________

    Name of Institution that Guaranteed Delivery:_______________________________

    If delivered by Book-Entry Transfer:________________________________________

    DTC Account Number:_________________________________________________________

    DTC Transaction Code Number:________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Trex Medical Acquisition, Inc. (the "Purchaser"), a Delaware corporation and a wholly-owned subsidiary of Thermo Electron Corporation, a Delaware corporation ("Thermo Electron"), the above-described shares of common stock, par value $0.01 per share (the "Shares"), of Trex Medical Corporation, a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all of the outstanding Shares at a price of $2.15 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends and distributions, including, without limitation, distributions of additional Shares or rights declared, paid or issued with respect to the tendered Shares on or after October 17, 2000 (collectively, "Distributions"), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and any Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(a) deliver such Share Certificates and any Distributions, or transfer ownership of such Shares and any Distributions on the account books maintained by DTC, together in either case with appropriate evidences of transfer and authenticity, to, or upon the order of, the Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares and any Distributions for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of record and beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints John T. Keiser, Kenneth J. Apicerno, Sandra L. Lambert and Seth H. Hoogasian in their respective capacities as officers of the Purchaser or one of its affiliates, and any individuals who shall hereafter succeed to any such office of the Purchaser or one of its affiliates, and each of them or any other designees of the Purchaser, as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment and paid for by the Purchaser and any Distributions. This power of attorney and proxy shall be considered irrevocable and coupled with an interest in the tendered Shares. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Shares for payment and deposits the purchase price therefor with the Depositary. Upon such deposit, all prior powers of attorney and proxies given by the undersigned at any time with respect to such Shares and any Distributions will, without further action, be revoked, and no subsequent powers of attorney or proxies may be given nor any subsequent written consents executed by the undersigned (and, if given or executed, will not be deemed effective). Upon such deposit by the Purchaser, the designees of the Purchaser will, with respect to such Shares and any Distributions, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders, or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's payment for such Shares, the Purchaser must be able to exercise full voting rights and other rights of a record and beneficial owner with respect to such Shares and any Distributions, including, without limitation, voting at any meeting of stockholders or by written consent in lieu of any such meeting.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and any Distributions and (b) when the Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to the Shares and any Distributions, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, shall execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and any Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any Distribution in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof, the Purchaser shall be, subject to applicable law, entitled to all rights and privileges as record and beneficial owner of any such Distribution and may withhold the entire purchase price of Shares tendered hereby or deduct from the purchase price the amount or value of any such Distribution, as determined by the Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all authority herein conferred or agreed to be conferred shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Except as otherwise provided in the Offer to Purchase, tenders of Shares made pursuant to the Offer are irrevocable. Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date (as defined in the section of the Offer to Purchase captioned "The Tender Offer--Terms Of The Offer; Expiration Date") and, unless theretofore accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after December 22, 2000. See the section of the Offer to Purchase captioned "The Tender Offer -- Withdrawal Rights."

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in the section of the Offer to Purchase captioned "The Tender Offer -- Procedures For Accepting The Offer And Tendering Shares" and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer.

     The undersigned understands that the Offer is conditioned upon, among other things set forth in the Offer to Purchase, there being validly tendered and not withdrawn prior to the Expiration Date that number of Shares which, together with the Shares held by Thermo Electron and the Purchaser, constitutes at least ninety percent (90%) of the Shares outstanding on the Expiration Date.

     The undersigned understands that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may terminate or amend the Offer or may not be required to accept for payment any of the Shares tendered herewith.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of all Shares accepted for payment and issue or return any Share Certificate(s) for Shares not tendered or not purchased in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price of all Shares accepted for payment and return any Share Certificate(s) for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" boxes are completed, please issue the check for the purchase price of all Shares accepted for payment and return any Share Certificate(s) for Shares not tendered or not purchased in the name(s) of, and deliver such check and return such Share Certificate(s) to, the person(s) so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not purchased by crediting the DTC account designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares tendered hereby.

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Share Certificate(s) evidencing Shares not tendered or not purchased or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.

   Issue:  [ ] check     [ ] certificates to:

   Name:
        ------------------------------------------------------------------
                                    (PLEASE PRINT)

   Address:
           ---------------------------------------------------------------

   -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   -----------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Share Certificate(s) evidencing Shares not tendered or not purchased or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

   Mail:  [ ] check     [ ] certificates to:

   Name:
        --------------------------------------------------------------------
                                    (PLEASE PRINT)

   Address:
           -----------------------------------------------------------------

   -------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------


         -------------------------------------------------------------------
                                     IMPORTANT
                  SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9 BELOW
SIGN     X                                                                    SIGN
HERE     -------------------------------------------------------------------  HERE
[ARROW]  X                                                                    [ARROW]
[ARROW]  -------------------------------------------------------------------  [ARROW]
                              SIGNATURE(S) OF HOLDER(S)

         Dated:
         -------------------------------------------------, 2000

         (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other acting in a fiduciary or representative capacity, please provide the following information.
         See Instruction 5.)

         Name(s):
         -------------------------------------------------------------------

         -------------------------------------------------------------------

         -------------------------------------------------------------------
                                   (PLEASE PRINT)

         Capacity (Full Title):
                         ---------------------------------------------------

         -------------------------------------------------------------------

         -------------------------------------------------------------------

         Address:
               -------------------------------------------------------------

         -------------------------------------------------------------------

         -------------------------------------------------------------------
                                 (INCLUDE ZIP CODE)

         Telephone Number (including Area Code):
                                                 ---------------------------

         Tax Identification or Social Security Number:
                                                       ---------------------

         Dated:
         ----------------------------------, 2000

                              GUARANTEE OF SIGNATURE(S)
                             (SEE INSTRUCTIONS 1 AND 5)

         Authorized Signature:
                         ---------------------------------------------------

         Name:--------------------------------------------------------------
                                   (PLEASE PRINT)

         Title:
             ---------------------------------------------------------------

         Name of Firm:
                    --------------------------------------------------------
                                   (PLEASE PRINT)

         Address:
               -------------------------------------------------------------
                                 (INCLUDE ZIP CODE)

         Telephone Number (including Area Code):
                                       -------------------------------------
         Dated:
         ----------------------------------, 2000
         -------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any DTC participant whose name appears on a security position listing as the owner of Share(s)) tendered herewith, unless such holder(s) has (have) completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (b) if such Share(s) are tendered for the account of a firm which is a commercial bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchanges' Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by stockholders either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in the section of the Offer to Purchase captioned "The Tender
Offer -- Procedures For Accepting The Offer And Tendering Shares." In order for Shares to be validly tendered pursuant to the Offer, this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with any required signature guarantees, or an Agent's Message in connection with a book-entry delivery of Shares, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front cover hereof prior to the Expiration Date and either (i) Share Certificates evidencing tendered Shares must be received by the Depositary at such address or such Shares must be tendered by book-entry transfer and a timely confirmation of such book-entry transfer (a "Book-Entry Confirmation") must be received by the Depositary, in each case prior to the Expiration Date or
(ii) the guaranteed delivery procedures described in the following sentence must be complied with. Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to reach the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the section of the Offer to Purchase captioned "The Tender Offer -- Procedures For Accepting The Offer And Tendering Shares." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, together with this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three American Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE SOLE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers, the number of Shares and any other required information should be listed on a separate signed schedule attached hereto and referenced in the box entitled "Description of Shares Tendered."

     4. Partial Tenders. (Not Applicable to Book-Entry Stockholders.) If fewer than all the Shares evidenced by any Share Certificate submitted to the Depositary herewith are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the Shares that were evidenced by the Share Certificate(s) delivered to the Depositary herewith, but which were not tendered hereby, will be sent to the registered holder(s) shown above, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) listed and tendered hereby, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of Shares accepted for payment is to be made to, or if Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, any person other than the registered holder(s), or if tendered Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, then the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or an exemption therefrom, is submitted.

     EXCEPT AS SET FORTH IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATE(S) TENDERED HEREBY.

     7. Special Payment and Delivery Instructions. If a check for the purchase price of Shares accepted for payment is to be issued in the name of, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check or such Share Certificate(s) are to be returned to a person other than the signer of this Letter of Transmittal or to an address of the signer other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

     8. Waiver of Conditions. The conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time and from time to time in its sole discretion.

     9. Substitute Form W-9. Under U.S. federal income tax law, a stockholder whose tendered Shares are purchased is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") (e.g., social security number or employer identification number) on Substitute Form W-9 below and to certify whether such stockholder is subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service (the "IRS") that such stockholder is subject to backup withholding, such stockholder must cross out item 2 of the Certification box (Part 2) of the Substitute Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to federal income tax withholding at the rate of 31% on the payment of the purchase price of all Shares purchased from the stockholder. If the Depositary is not provided with the correct TIN, the IRS may subject the stockholder or other payee to a $50 penalty.

     Certain stockholders are not subject to these backup withholding and reporting requirements. Exempt recipients, such as corporations, are also requested to provide their TIN and check the "Exempt" box in Part 3. Foreign individuals or entities must submit a Form W-8 or W-8BEN, signed under penalties of perjury, attesting to their foreign status. A Form W-8 or W8-BEN can be obtained from the Depositary.

     IF BACKUP WITHHOLDING APPLIES, THE DEPOSITARY IS REQUIRED TO WITHHOLD 31% OF ANY PAYMENTS MADE TO THE STOCKHOLDER OR OTHER PAYEE. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED FROM THE IRS.

     The "Awaiting TIN" box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the "Awaiting TIN" box in
Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If the "Awaiting TIN" box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made unless a properly certified TIN is provided to the Depositary within 60 days.

     The stockholder is required to give the Depositary the TIN of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares.

     10. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth on the back cover hereof. Additional copies of the Offer to Purchase, this Letter of Transmittal and all other Offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies at the Purchaser's expense.

     11. Lost, Destroyed or Stolen Certificates. If any Share Certificate has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace such Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR, IF APPROPRIATE, AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

----------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
----------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT  -------------------------------
 FORM W-9                           AND CERTIFY BY SIGNING AND DATING BELOW:                    Social Security Number
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE                                                                                 or
 PAYER'S REQUEST FOR                                                                       -------------------------------
 TAXPAYER IDENTIFICATION                                                                       Employer Identification
 NUMBER (TIN)                                                                                           Number
                                                                                           (If Awaiting TIN, write "Applied
                                                                                                         For")
                                   -----------------------------------------------------------------------------------------
                                    PART 2 -- CERTIFICATION -- Under penalties of                     PART 3 --
                                    perjury, I certify that:                                          [ ] Awaiting TIN
                                    (1) The number shown on this form is my correct                   [ ] Exempt
                                    Taxpayer Identification Number (or I am waiting for a
                                        number to be issued to me); and
                                    (2) I am not subject to backup withholding because:
                                        (a) I am exempt from backup withholding, or
                                        (b) I have not been notified by the Internal
                                            Revenue Service (the "IRS") that I am subject to
                                            backup withholding as a result of a failure
                                            to report all interest or dividends, or
                                        (c) the IRS has notified me that I am no longer
                                            subject to backup withholding.
                                   -----------------------------------------------------------------------------------------
                                    CERTIFICATION INSTRUCTIONS -- You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the
                                    IRS that you are no longer subject to backup withholding, do not cross out such item
                                    (2).
----------------------------------------------------------------------------------------------------------------------------

          SIGN HERE                SIGNATURE
                                   --------------------------------------   DATE -------------------------------------, 2000

----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
        CHECKED THE "AWAITING TIN" BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number, 31% of all reportable payments made to me may be withheld until I provide a Taxpayer Identification Number with required certifications, which should be provided within 60 days.

Signature:
--------------------------------------------- Dated: -------------------- , 2000

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                          77 Water Street, 20th Floor
                               New York, NY 10005
                Bankers and Brokers Call Collect (212) 425-1685
                    All Others Call Toll-Free (800) 549-6697

                      The Dealer Manager for the Offer is:

                          J.P. MORGAN SECURITIES INC.
                                 60 Wall Street
                               New York, NY 10260
                                 (212) 648-6771